UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) December 17, 2007

World Financial Network Credit Card Master Note Trust

(Issuer of the Notes)

World Financial Network Credit Card Master Trust

(Issuer of the Collateral Certificate)

WFN Credit Company, LLC

(Transferor to each of the trusts)

(Exact Name of Registrant as Specified in its Charter)

World Financial Network National Bank

(Sponsor)

Delaware

(State or Other Jurisdiction of Incorporation)

333-113669, 333-60418, 333-60418-01	31-1772814
(Commission File Number)	(I.R.S. Employer Identification No.)

220 West Schrock Road, Westerville, Ohio	43081
(Address of Principal Executive Offices)	(Zip Code)

(614) 729-5044

(Registrant’s Telephone Number, Including Area Code)

No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchnage Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-12(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

This amendment relates to the Form 8-K relating to the December 17, 2007 distribution date (originally filed with the Securities and Exchange Commission on December 17, 2007). This Form 8-K/A corrects an error in Exhibit 20.

In the November 2007 Monthly Noteholder’s Statement for Series 2003-A, Series 2004-A and Series 2004-C originally filed on December 17, 2007, the Required Transferor’s Interest was incorrectly reported as $0.00. The correct amount for the Required Transferor’s Interest for the November 2007 Monthly Period is $192,128,322.79. This error had no impact on the amount of interest or principal paid or payable to the noteholders of any series. A Restated November 2007 Monthly Noteholder’s Statement is filed as Exhibit 20 to this Form 8-K/A.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Document Description
20	Restated Monthly Noteholders’ Statement, November 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFN CREDIT COMPANY, LLC as Co-Registrant and as depositor on behalf of WORLD FINANCIAL NETWORK CREDIT CARD MASTER NOTE TRUST AND WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST, as Co-Registrants

Dated: March 28, 2008	By:	/s/ Daniel T. Groomes
	Name:	Daniel T. Groomes
	Title:	President

INDEX TO EXHIBITS

Exhibit No.	Document Description	Sequential Page No.
20	Restated Monthly Noteholders’ Statement, November 2007	4